UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2005

LIBERATE TECHNOLOGIES

(Exact name of registrant as specified in its charter)

Delaware	000-26565	94-3245315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2655 Campus Drive, Suite 250, San Mateo, California		94403
(Address of principal executive offices)		(Zip Code)

(650) 645-4000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Liberate Technologies (the “Registrant”) on January 13, 2005 to replace (i) the form of asset purchase agreement (the “Asset Purchase Agreement”) between Registrant and its subsidiary and Double C Technologies, LLC (the “Purchaser”), a joint venture majority owned and controlled by Comcast Corporation with a minority investment by Cox Communications, Inc. with an executed copy of the Asset Purchase Agreement dated as of January 14, 2005 and (ii) the form of the stockholder voting agreement between David Lockwood and Lockwood Fund LLC and the Purchaser (the “Voting Agreement”) with an executed copy of the Voting Agreement dated as of January 14, 2005.

As previously announced, the Asset Purchase Agreement and the Voting Agreement would only become effective upon the dismissal of the Registrant’s appeal (the “Bankruptcy Appeal”) in the U.S. District Court for the Northern District of California (the “District Court”) from the U.S. Bankruptcy Court for the Northern District of California (docketed as Case No. 04-31394-TEC).

On January 18, 2005, the Registrant announced that on January 14, 2005, the District Court issued an order dismissing the Bankruptcy Appeal with prejudice.  Accordingly, the Asset Purchase Agreement, the Voting Agreement and other related transaction documents became effective as of January 14, 2005.

The Registrant will file a proxy statement and other relevant documents concerning the transactions contemplated by the Asset Purchase Agreement with the Securities and Exchange Commission.  Investors are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information on the proposed transaction.  Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the Web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders may obtain documents filed with the SEC by the Registrant free of charge by requesting them in writing from Liberate Technologies, 2655 Campus Drive, Suite 250, San Mateo, CA 94403, Attention: Investor Relations, or by telephone at (650) 645-4000.   The Registrant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Registrant’s stockholders. A list of the names of those directors and executive officers and descriptions of their interests in the Registrant is contained in the Registrant’s proxy statement dated September 13, 2004, which is filed with the SEC.  Stockholders may obtain additional information about the interests of the directors and executive officers in this transaction by reading the proxy statement when it becomes available.

A copy of the press release announcing the dismissal of the Bankruptcy Appeal is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the executed Asset Purchase Agreement is attached hereto as Exhibit 2.6 and is incorporated herein by reference. A copy of the executed Voting Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The foregoing summary descriptions of the Asset Purchase Agreement and Voting Agreement are qualified in their entirety by the full text of such agreements.

Item 9.01 Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description
2.6	Asset Purchase Agreement dated as of January 14, 2005 by and among Liberate Technologies, Liberate Technologies Canada Ltd. and Double C Technologies, LLC.
99.1	Press Release of the Registrant dated January 18, 2005.
99.2	Stockholder Voting Agreement dated as of January 14, 2005 by and among David Lockwood, Lockwood Fund LLC and Double C Technologies, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATE TECHNOLOGIES

	By:	/s/ Gregory S. Wood
	Name:	Gregory S. Wood
	Title:	Executive Vice President and Chief Financial Officer

Date: January 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
2.6	Asset Purchase Agreement dated as of January 14, 2005 by and among Liberate Technologies, Liberate Technologies Canada Ltd. and Double C Technologies, LLC.
99.1	Press Release of the Registrant dated January 18, 2005.
99.2	Stockholder Voting Agreement dated as of January 14, 2005 by and among David Lockwood, Lockwood Fund LLC and Double C Technologies, LLC.